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                                                                    EXHIBIT 10.1



                                 FIRST AMENDMENT

                FIRST AMENDMENT, dated as of June 7, 2005 (this "Amendment"), to the Credit Agreement, dated as of May 19, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among CARMIKE CINEMAS, INC., a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), WELLS FARGO FOOTHILL, INC., as Documentation Agent (in such capacity, the "Documentation Agent"), and BEAR STEARNS CORPORATE LENDING INC., as administrative agent (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H:

                WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain extensions of credit to the Borrower; and

                WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein;

                NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Lenders and the Administrative Agent hereby agree as follows:

                SECTION 1.1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

                SECTION 1.2. Amendments to Section 1.1 to the Credit
Agreement. (a) The definition of the term "Application" in Section 1.1 of the Credit Agreement is hereby amended by inserting at the end of such definition the phrase ", in each case executed by a duly authorized employee or officer of the Borrower".

                (b) The definition of the term "Consolidated EBITDA" in
Section 1.1 of the Credit Agreement is hereby amended by inserting a closing parenthesis after the phrase "state law" in the fourth line of such definition.

                (c) The definition of the term "Delayed-Draw Activation
Notice" in Section 1.1 of the Credit Agreement is hereby amended by deleting the word "Commitment" therein and inserting, in lieu thereof, the word "Loan".

                (d) The definition of the term "L/C Issuance Side Letter" is hereby in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety.

                (e) The definition of the phrase "Permitted Acquisition" in
Section 1.1 of the Credit Agreement is hereby amended by deleting the word "Draw-Down" therein and inserting, in lieu thereof, the word "Delayed-Draw".

                SECTION 1.3. Amendment to Sections 3.7, 3.8 and 3.9.
Sections 3.7, 3.8 and 3.9 of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting, in lieu thereof, the following new Sections 3.7, 3.8 and 3.9:

                           "3.7 L/C Commitment. (a) Subject to the terms and conditions hereof, the Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.10(a), agrees to issue letters of credit ("Letters of Credit") for the


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         account of the Borrower on any Business Day during the Revolving
         Commitment Period in such form as may be approved from time to time by the Issuing Lender; provided that the Issuing Lender shall have no obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars, (ii) have a face amount of at least $100,000 (unless otherwise agreed by the Issuing Lender) and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and
         (y) the date that is five Business Days prior to the Revolving Termination Date, provided that any Letter of Credit with a term not greater than one-year may provide for the renewal thereof for additional periods in accordance with Section 3.7(b).

                           (b) The Issuing Lender shall send a request for approval of renewal of any renewable Letter of Credit to the Administrative Agent no later than the earlier of (a) thirty days prior to the anniversary date of the date of the issuance of such Letter of Credit and (b) thirty days prior to any non-renewal notice date set forth in such Letter of Credit. If the Administrative Agent confirms that such renewal would not, after giving effect to such renewal, cause the Available Revolving Commitments to be less than zero (such confirmation to be delivered by the Administrative Agent to the Issuing Lender not less than twenty (20) days prior to (x) the anniversary date of the date of issuance of such Letter of Credit (in the event that Issuing Lender sent to the Administrative Agent the applicable request for confirmation pursuant to clause (a) of the immediately preceding sentence) or (y) the non-renewal notice date set forth in such Letter of Credit (in the event that the Issuing Lender sent to the Administrative Agent the applicable request for approval pursuant to clause (b) of the immediately preceding sentence). Notwithstanding the foregoing, in no event shall the term of any such renewed Letter of Credit extend beyond the date that is five Business Days prior to the Revolving Termination Date.

                           (c) The Issuing Lender shall not at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause the Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

                           3.8. Procedure for Issuance of Letter of Credit. (a) The Borrower may from time to time request that the Issuing Lender issue a Letter of Credit by delivering to the Administrative Agent at its address for notices specified herein an Application therefor. Upon receipt of any Application, the Administrative Agent will notify the Issuing Lender of the amount, the beneficiary and the requested expiration of the requested Letter of Credit, and upon receipt of confirmation from the Administrative Agent that after giving effect to the requested issuance, the Available Revolving Commitments would not be less than zero, the Issuing Lender will process such Application (in each case to be completed to the satisfaction of the Issuing Lender, and accompanied by such other certificates, documents and other papers and information as the Issuing Lender may reasonably request) and any certificate, document or other papers and information delivered to it in connection therewith in accordance with its customary procedures.

                           (b) Following the receipt of an Application as to which confirmation has been received by the Issuing Lender in accordance with Section 3.8(a), the Issuing Lender shall cause the Letter of Credit to be issued: (i) if such Application is received by the Issuing Lender at or prior to 3:00 P.M., New York City time, on a Business Day, on


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         the next succeeding Business Day, or (ii) if such Application is received by the Issuing Lender after 3:00 P.M., New York City time, on a Business Day, no later than the second Business Day following such Business Day, such date of issuance, in either case, the "Issuing Date". The original of such Letter of Credit may be issued to the beneficiary thereof or as otherwise may be agreed to by the Issuing Lender and the Borrower. The Issuing Lender shall within one Business Day of the issuance of a Letter of Credit furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

                           (c) The Issuing Lender will send weekly and monthly reports prepared by the Issuing Lender to the Administrative Agent promptly after such reports become available.

                           3.9 Fees and Other Charges. (a) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date. In addition, the Borrower shall pay to the Issuing Lender for its own account a fronting fee on the undrawn and unexpired amount of each Letter of Credit equal to 0.30% per annum, payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date.

                           (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the Issuing Lender for such normal and customary costs and expenses as are incurred or charged by the Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit. The Issuing Lender will provide the Administrative Agent a copy of the Letter of Credit fees, charges and expenses charged by the Issuing Lender by facsimile on or about the 10th Business Day of each month."

                SECTION 1.4. Amendment to Section 3.12. Section 3.12 of the Credit Agreement is hereby amended by inserting the phrase "without responsibility for further investigation and regardless of any notice or information to the contrary" after the phrase "the validity or genuineness of documents or of any endorsements thereon" therein.

                SECTION 1.5. Amendment to Sections 3.13 and 3,14. Sections 3.13 and 3.14 of the Credit Agreement are hereby amended by deleting such Sections in their entirety and inserting, in lieu thereof, the following new Sections 3.13 and 3.14:

                           "3.13 Letter of Credit Payments. (a) If any draft shall be presented for payment under any Letter of Credit, the Issuing Lender shall promptly notify the Borrower and the Administrative Agent of the date and amount thereof. The responsibility of the Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

                           (b) Promptly following presentment to the Issuing Lender by the beneficiary of any Letter of Credit (a) with respect to which the face amount of the Letter of Credit would be exceeded after giving effect to any draw thereunder or (b) that has expired (each, a "Credit Risk Discrepancy"), the Issuing Lender shall send notice of such
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         Credit Risk Discrepancy to the Administrative Agent. No Letter of
         Credit with respect to which a Credit Risk Discrepancy exists (or would exist upon the Issuing Lender honoring such Letter of Credit) shall be honored unless such Credit Risk Discrepancy has been waived in writing by each of the Borrower and the Administrative Agent. If waived, the Administrative Agent shall provide notice of such written waiver to the Issuing Lender not later than two Business Days after the Issuing Lender provides notice to the Administrative Agent of such Credit Risk Discrepancy.

                           3.14 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this Section 3, the provisions of this Section 3 shall apply."

                  SECTION 1.6. Amendment to Section 4.1(b). Section 4.1(b) of the Credit Agreement is hereby amended by deleting such Section and inserting, in lieu thereof, the following new Section 4.1(b):

                  "(b) Each optional prepayment in respect of the Initial Term Loans made prior to the second anniversary of the Closing Date shall be accompanied by a reduction of the Delayed-Draw Term Commitment of each Lender in effect at such time in an amount equal to the Delayed-Draw Term Percentage of such Lender multiplied by the aggregate amount of such optional prepayment."

                  SECTION 1.7. Amendment to Section 5.1(b)(i). Section 5.1(b)(i) of the Credit Agreement is hereby amended by deleting the phrase "The audited consolidated balance sheets of each of the Borrower and the Target as at December 31, 2002, December 31, 2003 and December 31, 2004" therein and inserting, in lieu thereof, the phrase "The audited consolidated balance sheets of the Borrower as at December 31, 2002, December 31, 2003 and December 31, 2004, and of the Target as at December 31, 2003 and December 31, 2004".

                  SECTION 1.8. Amendment to Section 7.2. Section 7.2 of the Credit Agreement is hereby amended by

                  (a) Inserting the following new Section 7.2(g) in proper alphabetical order therein:

                  "(g) promptly upon receipt thereof, copies of all management letters and similar reports and documents submitted to the Borrower by independent accountants in connection with any annual or interim audit of the books of the Borrower made by such accountants; and";

                  (b) Deleting the word "and" from the end of Section 7.2(f);
         and

                  (c) Relettering existing Section 7.2(g) as new Section 7.2(h).

                  SECTION 1.9. Amendment to Section 8.1(b). Section 8.1(b) of the Credit Agreement is hereby amended by inserting the phrase ", but not including," after the phrase "Permitted Acquisitions consummated during the period from" therein.

                  SECTION 1.10. Amendment to Section 11.2. Section 11.2 of the Credit Agreement is hereby amended by inserting the phrase "and the Issuing Lender" after the phrase "and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders" therein.


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                  SECTION 1.11. Conditions to Effectiveness. This Amendment
shall become effective as of the date hereof on the date (the "Amendment Effective Date") on which the Borrower, the Administrative Agent and the Required Lenders shall have executed and delivered to the Administrative Agent this Amendment.

                  SECTION 1.12. Representation and Warranties. To induce the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to the Administrative Agent and all of the Lenders as of the Amendment Effective Date that:

                  (a)  Corporate Power; Authorization; Enforceable Obligations.

                           (i) The Borrower has the corporate power and authority, and the legal right, to make and deliver this Amendment and to perform its obligations under the Loan Documents, as amended by this Amendment, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment and the performance of the Loan Documents, as so amended.

                           (ii) No consent or authorization of, approval by, notice to, filing with or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the execution and delivery of this Amendment or with the performance, validity or enforceability of the Loan Documents, as amended by this Amendment, except as otherwise provided in Section 5.4 of the Credit Agreement.

                           (iii) This Amendment has been duly executed and delivered on behalf of the Borrower.

                           (iv) This Amendment and each Loan Document, as amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

                  (b) Representations and Warranties. The representations and warranties made by the Borrower in and pursuant to the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date, after giving effect to the effectiveness of this Amendment, as if made on and as of the Amendment Effective Date.

                  SECTION 1.13. Payment of Expenses. The Borrower agrees to pay or reimburse each Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to each Agent.

                  SECTION 1.14. No Other Amendments; Confirmation. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

                  SECTION 1.15. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.


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                 (b) This Amendment may be executed by one or more of the
parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



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                 IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                              CARMIKE CINEMAS, INC.


                              By:         /s/ Martin A. Durant
                                  ---------------------------------------------
                                  Name:   Martin A. Durant
                                  Title:  Senior Vice President



                       First Amendment to Credit Agreement

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                              BEAR STEARNS CORPORATE LENDING INC.,
                                as Administrative Agent and as a Lender


                              By:         /s/ Brian Smith
                                   --------------------------------------------
                                   Name:  Brian Smith
                                   Title: Vice President




                       First Amendment to Credit Agreement

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                              WELLS FARGO FOOTHILL, N.A.,
                              as Issuing Lender, Documentation Agent
                              and a Lender


                              By:         /s/ Kevin Fong
                                   --------------------------------------------
                                   Name:  Kevin Fong
                                   Title: Vice President


                       First Amendment to Credit Agreement